                                                                    EXHIBIT 99.2






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-44802) of Royal Appliance Mfg. Co. of our report dated March 14, 2003, relating to the financial statements of Royal Appliance 401(k) Retirement Savings Plan which appears in this Form 11-K.


PricewaterhouseCoopers LLP


Cleveland, Ohio
March 21, 2003



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